Exhibit 99.1

CarGurus signs agreement for acquisition of motoring website PistonHeads from Haymarket Media Group

Acquisition will expand UK audience for the fast-growing online automotive marketplace

4 December, 2018 – Cambridge, Massachusetts, USA – CarGurus, Inc. (NASDAQ: CARG), a leading global automotive marketplace, and Haymarket Media Group, a specialist international media company, today announced they have signed an agreement for CarGurus to acquire used car motoring website PistonHeads. The acquisition is another step in CarGurus’ plans to accelerate growth and expand its consumer audience in the UK, where it launched in 2015.

Following completion of the acquisition, CarGurus intends to operate PistonHeads as an independent brand, maintaining the site’s popular community and content, while applying CarGurus’ technology to enhance the site experience for users. CarGurus also plans to offer its dealership listings services across platforms to improve choice for UK automotive buyers and drive increased value and efficiencies for CarGurus’ dealership and manufacturer customers.

PistonHeads was founded in 1999 and acquired by Haymarket Media Group in 2007, under whose ownership it has seen extraordinary growth. The website is known around the world for its large and devoted online motoring community, distinctive editorial tone and bustling used car marketplace.

CarGurus, founded in the US in 2006 by TripAdvisor co-founder Langley Steinert, is an automotive shopping website that uses advanced technology and analytics to bring trust and transparency to the car shopping process. The company is now the largest online automotive marketplace in the U.S. by monthly unique visitors*, and the fastest growing automotive marketplace in the UK by monthly unique visitors**.

Haymarket CEO Kevin Costello said: “Over the past 18 months we have invested significantly in our new and nearly-new car offer. The What Car? New Car platform is our primary focus as we continue to develop our New Car buying technology further. It is important that PistonHeads has a home with a company that can advance its unique place in the used car marketplace. CarGurus is well placed to make the important investments that will continue the rapid growth that PistonHeads has enjoyed under our ownership. I have no doubt the brand will be in good hands.”

CarGurus COO Sam Zales said: “CarGurus’ momentum in the UK continues to build, and aligning the CarGurus and PistonHeads brands enables us to accelerate our audience growth, and continue to innovate our transparent marketplace. For dealers in the UK, this combination will make CarGurus an even more compelling platform that can help them connect with a larger audience of used car buyers at an attractive ROI.”

CarGurus CEO Langley Steinert added: “PistonHeads is one of the UK’s most trusted and influential digital motoring brands, and we see it as a perfect fit with our own consumer-centric model and pioneering ethos. We look forward to applying CarGurus’ engineering expertise to unleash the full potential of the platform, while staying true to what makes PistonHeads so special to millions of motoring enthusiasts and shoppers in the UK.”

The proposed sale is expected to close in early 2019, subject to satisfaction of certain closing conditions. Terms of the deal were not disclosed.

*Source: Comscore Media Metrix® Multi-Platform, Automotive – Information/Resources, Total Audience, Q3 2018, U.S. (Competitive set includes: CarGurus.com, Autotrader.com, Cars.com, TrueCar.com)

**Source: Comscore Media Metrix®, Multi-Platform, UK Automotive, Information/Resources, percentage change in average unique monthly visitors from Q3 2017 vs Q3 2018 (Competitive set includes: AutoTrader.co.uk, Motors.co.uk, Gumtree.com-Motors, and PistonHeads.com)

Press Enquiries:

CarGurus enquiries:

UK: James Drake at CarGurus

UKPR@CarGurus.com

0208 541 3434 / +44 07809 657178

US:

Brian Kramer at CarGurus

pr@cargurus.com

Haymarket enquiries:

Celia MacMillan

communications@haymarket.com

About CarGurus

Founded in 2006 by Langley Steinert (also a co-founder of TripAdvisor), CarGurus (Nasdaq: CARG) is a global, online automotive marketplace connecting buyers and sellers of cars. The company uses proprietary technology, search algorithms and data analytics to bring trust and transparency to the automotive search experience and help users find great deals from top-rated dealers. CarGurus is the largest automotive shopping site in the U.S. based on monthly unique visitor traffic*. CarGurus launched in the UK in 2015 and has the fastest growing audience among large automotive shopping sites in the UK.** In addition to the United Kingdom and the United States, CarGurus operates online marketplaces in Canada, Germany, Italy and Spain.

CarGurus® is a registered trademark of CarGurus, Inc. All other product names, trademarks and registered trademarks are property of their respective owners.

To learn more about CarGurus visit www.cargurus.co.uk.

About Haymarket Media Group

Haymarket Media Group, owner of What Car? Autocar and Classic & Sportscar,creates, award-winning specialist content and services for international audiences. The company has more than 70 market-leading brands created by world-class experts in locations in the UK, the U.S., Hong Kong, Singapore, India and Germany. The company’s consumer and professional brands connect people and communities across digital, mobile, print and live media platforms.

© 2018 CarGurus, Inc., All Rights Reserved.

Cautionary Language Concerning Forward-Looking Statements

This press release includes forward-looking statements. All statements contained in this press release other than statements of historical facts, including, without limitation, statements regarding: our plans to accelerate growth and expand our consumer audience in the UK; the impact that our acquisition of PistonHeads may have on our financial results, business performance and product offerings; our plans to independently operate PistonHeads and make future investments to support and improve PistonHeads; our intentions to deliver an improved online marketplace for both customers and consumers by integrating our technology expertise to PistonHeads’ existing platform; satisfaction of the transaction closing conditions; the timing for the closing of the PistonHeads transaction; the value proposition of our products and our market awareness, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “guide,” “may,” “will” and similar expressions and their negatives are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, risks related to our rapid growth and ability to sustain our revenue growth rate, our relationships with dealers, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our ability to expand effectively into new markets, our ability to realize benefits from our acquisition of PistonHeads and successfully implement the integration strategies in connection therewith, our ability to operate in compliance with applicable laws as well as other risks and uncertainties set forth in the “Risk Factors” section of our Quarterly Report on Form 10-Q, filed on November 7, 2018 with the Securities and Exchange Commission (SEC), and subsequent reports that we file with the SEC. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this press release to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.